Exhibit 10.2

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations including the Local Credit Facility Obligations and that such security interests and Liens remain in full force and effect.

ALLTRISTA PLASTICS CORPORATION

AMERICAN HOUSEHOLD, INC.

AUSTRALIAN COLEMAN, INC.

BICYCLE HOLDING, INC.

BRK BRANDS, INC.

CC OUTLET, INC.

COLEMAN INTERNATIONAL HOLDINGS, LLC

COLEMAN WORLDWIDE CORPORATION

FIRST ALERT, INC.

FISHING SPIRIT, INC.

HEARTHMARK, LLC

HOLMES MOTOR CORPORATION

JARDEN ACQUISITION I, INC.

JARDEN ZINC PRODUCTS, INC.

KANSAS ACQUISITION CORP.

L.A. SERVICES, INC.

LASER ACQUISITION CORP.

LEHIGH CONSUMER PRODUCTS CORPORATION

LOEW-CORNELL, INC.

NIPPON COLEMAN, INC.

OUTDOOR TECHNOLOGIES CORPORATION

PINE MOUNTAIN CORPORATION

PURE FISHING, INC.

QUOIN, LLC

SI II, INC.

SUNBEAM AMERICAS HOLDINGS, LLC

SUNBEAM PRODUCTS, INC.

THE COLEMAN COMPANY, INC.

THE UNITED STATES PLAYING CARD COMPANY

USPC HOLDING, INC.

By:	/s/ John E. Capps

Name: John E. Capps Title: Vice President